EXHIBIT 4.1
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                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

NUMBER                       RASER TECHNOLOGIES                           SHARES

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                           CUSIP [_____________]

This certifies that                                                       is the
Registered holder of                                                      Shares

                             RASER TECHNOLOGIES INC.

Transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

Dated:

                 [SIGNATURE ILLEGIBLE]                    [SIGNATURE ILLEGIBLE]
                                           [SEAL]
                       SECRETARY                                  PRESIDENT

COUNTERSIGNED AND REGISTERED:
                                                    TRANSFER AGENT AND REGISTRAR
                                                             [-----------------]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common              UNIF GIFT MIN ACT  . .  . Custodian
TEN ENT  - as tenants by the entireties                (Cust)           (Minor)
JT TEN   - as joint tenants with right of          under Uniform Gifts to Minors
         survivorship and not as tenants                           Act . . . . .
         in common

             Additional abbreviations may also be used though not in
                                the above list.

For Value Received, _________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE  ____________________

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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         _____________________Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

         _____________________ to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

                                         Signature . . . . . . . . . . . . . . .

                                          . . . . . . . . . . . . . . . . . . .
                                  NOTICE:  The signature in this assignment must
                               correspond with the name as written upon the face
                                of the Certificate, in every particular, without
                              alteration or enlargement, or any change whatever.

                  Signature Guaranteed By: . . . . . . . . . . . . . . . . . . .
                (Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange)

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